Exhibit 99.1

Global Crossing Airlines Reports First Quarter 2026 Financial Results

Strong Aircraft Utilization and Block Hour Growth Drive 15% Year-Over-Year Increase in Revenue to $76.6 Million

Increased GAAP Net Income 14x Year-Over-Year to $2.7 Million or $0.04 per Share and EBITDAR by 17% Year-Over-Year to $24.2 Million

MIAMI, FL, May 6, 2026 – Global Crossing Airlines Group, Inc. (Cboe CA: JET, Cboe CA: JET.B, OTCQB: JETMF) (the “Company” or “GlobalX”), The Nation's Fastest Growing Charter Airline®, today announced its financial and operating results for the first quarter ended March 31, 2026. Except as otherwise disclosed, all figures are presented in United States dollars and prepared in accordance with U.S. GAAP.

Financial and Operational Summary
	Q1 2026	Q1 2025	% Change
Revenue:	$76.6M	$66.6M	15%
Operating Income:	$6.1M	$3.1M	~2x
Net Income:	$2.7M	$0.2M	~14x
EBITDAR[1]:	$24.2M	$20.6M	17%
EBITDA[2]:	$10.8M	$5.4M	~2x
Net Aircraft Available:	14.9	16.7	(11%)
Total Block Hours, including Sub Service:	8,315	7,546	10%
% of Block Hours - ACMI	74%	68%	6%
Average Utilization Hours Per Aircraft:	552	442	25%

Management Commentary

“Our first quarter results reflect a strong start to 2026 and clearly demonstrate the operating leverage of the platform we have built” said Chris Jamroz, Executive Chairman of GlobalX. “We delivered robust year-over-year growth in both revenue and net income, putting us firmly on track to achieve financial sustainability by year-end. These results were driven across the entire spectrum of our ACMI and charter activity, with strong contributions from our core markets in professional and collegiate sports, ad-hoc charters, media and entertainment, and concerts. This broad-based performance was achieved while operating with less available aircraft than a year ago, underscoring the strength and scalability of our model. Supported by favorable demand and a disciplined focus on deploying aircraft into the highest-return opportunities, we are well positioned to build on this momentum and deliver strong operating

1 Refer below to the section “Non-GAAP Financial Measures” for additional information

Exhibit 99.1

results in 2026, with additional aircraft already delivered, more entering service, and ongoing fleet expansion.”

Ryan Goepel, President and CFO of GlobalX, added, “During the quarter, we drove strong revenue and net income growth despite operating with fewer net aircraft, reflecting improved utilization, a more favorable revenue mix, and disciplined execution across the platform. Our operating model continues to differentiate GlobalX, as we are not exposed to fuel price volatility like traditional airlines and instead focus on maximizing block hours, utilization, and profitability while prioritizing high-quality contracts. We also saw continued growth in our collegiate sports vertical, which remains an important and attractive segment of our charter business. We believe our ongoing investments in aircraft, crew, and operating infrastructure will drive enhanced operating leverage across the business, enabling us to generate increasing shareholder value over time.”

Q1 2026 Financial Highlights (vs. Q1 2025) – Three Month Period

•
Revenue: Revenue increased 15% to $76.6 million compared to $66.6 million. The increase was primarily driven by higher block hours flown, increased utilization per available aircraft and greater revenue per block hour flown for Charter.

•
Total Operating Expenses: Operating expenses increased 11% to $70.5 million compared to $63.5 million. The increase was primarily driven by higher maintenance and personnel costs associated with the ongoing expansion of the GlobalX fleet.

•
Net Income: Net income improved materially to $2.7 million compared to $0.2 million. Net income per share increased to $0.04 per basic and diluted share, compared to breakeven earnings per basic and diluted share. The improvement reflects stronger operating performance, and improved revenue quality during the quarter.

•
EBITDAR3: EBITDAR increased 17% to $24.2 million compared to $20.6 million.

•
EBITDA4: EBITDA increased approximately 2x to $10.8 million compared to $5.4 million.

•
Cash Flow from Operations: Cash flow provided by operations improved materially to $9.0 million compared to $0.1 million.

Recent Operational Updates

•
Advanced fleet expansion initiatives:
o
Began revenue service for two Airbus A319s, one in March and April respectively.
o
Took delivery of one additional A319 aircraft in April and the Company’s second owned Airbus A320. Both are in conformity and expected to enter revenue service in Q2.
o
Signed lease agreements for two more A320’s with expected delivery in Q2 and entry into revenue service during Q3.

1 Refer below to the section “Non-GAAP Financial Measures” for additional information

Exhibit 99.1

o
Canceled the lease of the fourth A319 to focus on adding additional A320’s to the operating certificate, as the A320 has a broader customer appeal.
•
Completed one heavy maintenance event and seven non-heavy maintenance events during the quarter.
•
Increased pilot headcount by 6% year-over-year to 155 and cabin crew headcount by 11% year-over-year to 187 to support continued aircraft fleet growth.
•
Initiated direct flights to Venezuela beginning May 1, 2026, on behalf of Red Air.

Liquidity

•
Cash and Restricted Cash: As of March 31, 2026, the Company had approximately $20.0 million in cash and restricted cash, compared to $20.5 million at December 31, 2025.

Conference Call and Webcast

The GlobalX management team will host a conference call tomorrow, followed by a question-and-answer period. Interested parties may submit questions to the Company prior to the call by emailing JET@elevate-ir.com.

Date: Thursday, May 7, 2026
Time: 8:30 a.m. Eastern time
Toll-free dial-in number: (800) 717-1738
International dial-in number: (646) 307-1865
Conference ID: 48262
Webcast: GlobalX's Q1 2026 Conference Call

If you have any difficulty registering or connecting with the conference call, please contact Elevate IR at (720) 330-2829.

The conference call will also be available for replay on the investor relations section of the Company’s website at www.globalairlinesgroup.com.

About Global Crossing Airlines Group, Inc.

GlobalX is a US 121 domestic flag and supplemental airline flying the Airbus A320 family of aircraft. The Company’s services include domestic and international ACMI and charter flights for passengers and cargo throughout the US, Caribbean, Europe, and Latin America. GlobalX is IOSA certified by IATA and holds TCOs for Europe, the UK, and Australia.

For more information:

Company Contact

Ryan Goepel, President & CFO
Tel: (720) 330-2829

Investor Relations Contact

Sean Mansouri, CFA or Aaron D’Souza
Email: JET@elevate-ir.com

Exhibit 99.1

Non-GAAP Financial Measures

The Company evaluates its financial performance utilizing various accounting principles generally accepted in the United States of America ("GAAP") and non-GAAP financial measures, including Adjusted operating expenses, adjusted operating income (loss), Adjusted operating margin, adjusted pre-tax income (loss), Adjusted pre-tax margin, Adjusted net income (loss), Adjusted diluted earnings (loss) per share, adjusted EBITDA and adjusted EBITDAR. These non-GAAP financial measures are provided as supplemental information to the financial information presented in this press release that is calculated and presented in accordance with GAAP and these non-GAAP financial measures are presented because management believes that they supplement or enhance management's, analysts' and investors' overall understanding of the Company's underlying financial performance and trends and facilitate comparisons among current, past and future periods.

Because the non-GAAP financial measures are not calculated in accordance with GAAP, they should not be considered superior to and are not intended to be considered in isolation or as a substitute for the related GAAP financial measures presented in the press release and may not be the same as or comparable to similarly titled measures presented by other companies due to possible differences in the method of calculation and in the items being adjusted. We encourage investors to review our financial statements and filings with the Securities and Exchange Commission (SEC) in their entirety and not to rely on any single financial measure.

EBITDA is defined as operating income (loss), plus depreciation, amortization, interest and taxes, and is a supplemental measure of operating performance that the Company believes is useful to facilitate comparisons to its historical consolidated and business-level performance and operating results. The Company believes its presentation of EBITDA, a key metric used internally by management, provides investors with a supplemental view of the Company’s operating performance that facilitates analysis and comparisons of its ongoing business operations because they exclude items that may not be indicative of the Company’s ongoing operating performance.

EBITDAR is defined as operating income (loss), plus depreciation, amortization, interest, taxes and aircraft rent, and is a metric to be considered by investors when comparing results across various airlines, which aims to normalize for the different ways that the airlines acquired their aircraft. This distinction is important when comparing the operational results of an airline leasing its aircraft versus an airline purchasing its aircraft. Specifically, the airline leasing aircraft would see the costs relating to those aircraft flow through aircraft rent, while an airline that owns their aircraft would see their costs for those aircraft flow through depreciation and amortization.

Exhibit 99.1

Cautionary Note Regarding Forward-Looking Information

This press release contains certain “forward-looking statements” and “forward-looking information”, as defined under applicable United States and Canadian securities laws, concerning anticipated developments and events that may occur in the future. Forward-looking statements contained in this press release include, but are not limited to, statements with respect to the Company’s financial performance, continued growth, rising demand, growing momentum of the Company’s charter platform and the execution of the Company’s strategic plan, the goal of becoming the largest narrow body charter airline in North America, continued fleet expansion, profitable narrow body charter operations, the Company’s future focus, details regarding future financial results, the Company’s ability to effectively manage its operations, including maintenance and personnel, strengthening controls, investing significantly in preventive maintenance, that all aircraft will be fully operational heading into December, focus on profitable expansion, deployment of additional aircraft to meet rising demand across the Company’s core charter markets, and the Company’s status as the nation’s fastest growing charter airline. In certain cases, forward-looking statements can be identified by the use of words such as "plans", "expects" "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates" or variations of such words and phrases or statements that certain actions, events or results "may", "could", "would", "might" or "will be taken", "occur" or "be achieved" suggesting future outcomes, or other expectations, beliefs, plans, objectives, assumptions, intentions or statements about future events or performance. Forward-looking statements contained in this press release are based on certain factors and assumptions regarding, among other things: the accuracy, reliability and success of GlobalX’s business model; GlobalX’s ability to accurately forecast demand; GlobalX’s ability to successfully conclude definitive agreements for transactions subject to LOI; the success of airline operations of GlobalX; GlobalX’s ability to successfully enter new geographic markets; the legislative and regulatory environments of the jurisdictions where GlobalX will carry on business or have operations; GlobalX’s ability to have sufficient aircraft to provide its services to customers; the impact of competition and the competitive response to GlobalX’s business strategy; and the future price of fuel, and the availability of aircraft. While the Company considers these assumptions to be reasonable based on information currently available to it, they may prove to be incorrect.

Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include risks related, among other things, to: our ability to lease aircraft on favorable terms; manage our growth effectively; implement our business strategy successfully; obtain access to capital; the limited number of aircraft we fly; rising maintenance costs; seasonality in our business; and aircraft related fixed obligations. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those described in the forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements are

Exhibit 99.1

made as of the date of this press release. Except as required by applicable securities laws, the Company does not undertake any obligation to publicly update any forward-looking statements. If GlobalX does update one or more forward-looking statements, no inference should be made that it will make additional updates with respect to those or other forward-looking statements. The Company has also identified certain known material risk factors applicable to it in its Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC and its other filings with the SEC.

GLOBAL CROSSING AIRLINES GROUP INC.

Exhibit 99.1

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except par value and share quantities)

March 31, 2026 (Unaudited)		December 31, 2025
Current Assets				
Cash and cash equivalents	$	16,915	$	16,694
Restricted cash		3,065		3,809
Accounts receivable, net of allowance for credit losses		4,763		6,782
Prepaid expenses and other current assets		4,268		3,529
Current assets held for sale		144		405
Total Current Assets		29,155		31,219
Property and equipment, net		36,180		33,578
Finance leases, net		52,197		48,870
Operating lease right-of-use assets		69,456		72,824
Deposits		12,995		11,880
Other assets		5,289		4,681
Total Assets	$	205,272	$	203,052
Current liabilities				
Accounts payable	$	15,033	$	13,888
Accrued liabilities		36,998		28,948
Deferred revenue		6,390		16,830
Customer deposits		4,676		4,401
Current portion of note payable		2,922		3,080
Current portion of long-term operating leases		14,423		14,262
Current portion of finance leases		12,303		10,304
Total current liabilities		92,745		91,713
Other liabilities				
Note payable, net of unamortized debt issuance costs		39,859		40,447
Long-term operating leases		55,720		59,374
Long-term finance leases		42,816		40,705
Other liabilities		293		291
Total other liabilities		138,688		140,817
Total Liabilities	$	231,433	$	232,530
Commitments and Contingencies (Note 9)				
Stockholders' Equity (Deficit)				
Common Stock				
$.001 par value; 144,462,687, 5,537,313 and 50,000,000 authorized; 52,043,701, 5,537,313, 9,089,107 and 50,992,033, 5,537,313, 9,089,107 issued and outstanding as of March 31, 2026 and December 31, 2025, for Common Stock, Class A Non-voting Common Stock, and Class B Non-voting Common Stock, respectively	$	66	$	65
Additional paid-in capital		44,518		44,022
Retained deficit		(70,926)		(73,617)
Total Company's stockholders' deficit		(26,342)		(29,530)
Noncontrolling interest		181		52
Total stockholders' deficit		(26,161)		(29,478)
Total Liabilities and Deficit	$	205,272	$	203,052

Exhibit 99.1

GLOBAL CROSSING AIRLINES GROUP INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

(In thousands, except share and per share amounts)

Exhibit 99.1

GLOBAL CROSSING AIRLINES GROUP INC.
CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
(UNAUDITED)
(In thousands, except shares quantities)

Exhibit 99.1

GLOBAL CROSSING AIRLINES GROUP INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(In thousands)